UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2019

Determine, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5614 Connecticut Ave NW, Suite 257

Washington, DC 20015

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (202) 341-4245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the approval by the Board of Directors (the “Board”) of Determine, Inc. (formerly known as Selectica, Inc.), a Delaware corporation (the “Company”), of the dissolution, winding up and liquidation of the Company and plan of liquidation as discussed in Item 8.01 this Current Report on Form 8-K, each of Michael Brodsky, Patrick Stakenas, Alan Howe, Michael Gullard, Lloyd Sems, William Angeloni and Steven Sovik resigned from his position as a member of the Board, effective April 17, 2019. Following such resignations, the Board consists of one member, independent Board member Michael Casey, who shall also serve as Chairman of the Board of Directors. The Board reduced the existing $80,000 annual Board retainer previously payable in cash and equity to a $75,000 annual cash retainer, and eliminated all committee retainer payments previously payable.

The Company also terminated the employment of Messrs. Patrick Stakenas and John Nolan effective April 15, 2019. On such date Mr. Stakenas subsequently resigned from his position as President and Chief Executive Officer of the Company. The Board also approved the engagement of Mr. Nolan as a consultant to the Company and his appointment to serve as President, Secretary and Treasurer of the Company for purposes of effecting the dissolution, winding up and liquidation of the Company. In connection with Mr. Nolan’s appointment, the Company has entered into a Consulting Agreement with Mr. Nolan dated April 16, 2019 whereby he would provide services to the Company as an independent contractor for purposes of effecting the dissolution, winding up and liquidation of the Company. As consideration for such services, the Company will compensate Mr. Nolan on an hourly basis of $275 per hour, with a minimum payment of $12,000 per month through April 16, 2020, which minimum amount shall be reduced to $9,000 per month for each month thereafter though April 16, 2021 and further reduced to $6,000 per month for each month thereafter until the end of the three year period after the Company’s dissolution where the Company continues solely for the purpose of suit and winding up affairs under the Delaware General Corporation Law. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Nolan served as Chief Financial Officer of the Company, from October 7, 2015 until his aforementioned resignation. Prior to joining the Company, Mr. Nolan was the President of Quadel Consulting Corporation since 2013. Mr. Nolan joined Quadel Consulting Corporation in 2006 and previously served as its Executive Vice President, Chief Financial Officer, Chief Operating Officer and Vice President. Prior to joining Quadel, Mr. Nolan held various senior management positions with MCI Inc., including Vice President of Corporate Finance for MCI Telecommunications Inc. and Vice President of Corporate Finance for the MCI Group. He was responsible for planning, segment reporting, and profitability modeling for the $21 billion company, and led MCI's restructuring efforts by creating the financial plan of reorganization. During his fifteen-year tenure at MCI, he also oversaw the purchase and integration of several companies and held various other accounting and finance management positions. Prior to joining MCI, he held accounting positions at IBM, where he worked from 1988 to 1990. Mr. Nolan has spoken on financial leadership and cost analysis at Chief Financial Officer Magazine, Better Management Live and IDC conferences. The costing systems he put in place at MCI received the 2004 Enterprise Intelligence award from the software company SAS. Mr. Nolan has a Bachelor’s degree in Management from Tulane University and a Master’s degree in Business Administration from the University of Texas at Austin. Mr. Nolan earned his CPA license in Virginia.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On April 10, 2019, the Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation, as amended, to remove a prohibition on the ability of the stockholders to act by written consent (the “Charter Amendment”). On April 15, 2019, the Board approved the filing of the Charter Amendment. On April 17, 2019, the Charter Amendment was filed by the Company with the Secretary of State of the State of Delaware. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.     Other Events.

On April 15, 2019, the Board approved the dissolution, winding up and liquidation of the Company, and adopted a Plan of Liquidation and Distribution (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, the Company will (i) pay or provide for all claims and obligations known to it, (ii) provide for any claim which is the subject of a pending action, suit or proceeding to which it is a party, (iii) provide for claims that have not been known to it but are likely to arise within ten (10) years after the date of dissolution, (iv) after providing for (i) through (iii), distribute the remaining assets, to the extent owed, to the Company’s existing creditors, and (v) after providing for (iv), distribute any remaining assets to the Company stockholders in accordance with the Company’s Certificate of Incorporation, as amended. The Plan of Liquidation also provides that the Company will make applicable filings and take such other actions as are found to be appropriate to carry out the Plan of Liquidation.

In connection with the Plan of Liquidation, the Company intends to file a preliminary information statement with the Securities and Exchange Commission (“SEC”) in order to notify the stockholders of the Company of action to be taken by written consent of its stockholders to approve the dissolution, winding up and liquidation of the Company, and the Plan of Liquidation. Upon effectiveness of the stockholder approval, the Company intends to file a certificate of dissolution and take the actions further described in the preceding paragraph.

In addition, the Company currently intends to file with the SEC in April 2019 a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act (the “Deregistration”).

On April 18, 2019, the Company issued a press release (the “Press Release”) announcing the Company’s intent to dissolve, wind up and liquidate the Company, the Plan of Liquidation, the Deregistration, the Company’s intent to withdraw its shares from trading on the OTC markets and related matters. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to the Certificate of Incorporation of the Company
10.1	Consulting Agreement, dated April 16, 2019, by and between the Company and John Nolan.
99.1	Press Release issued April 18, 2019.

Forward Looking Statements

Some of the statements in this report may include forward-looking statements that reflect current views with respect to future events, and the Company may make related oral, forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Such statements are “forward looking” statements as such term is defined in the Private Securities Litigation Reform Act of 1995. Because forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in filings with the SEC. The forward-looking statements in this material represent the Company’s views as of the date of this material. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 18, 2019

DETERMINE, INC.

	By:	/s/ John Nolan
John Nolan
President